Exhibit 99.1

Slide Presentation dated April 29, 2003

Slide presentation accompanying the April 29, 2003 presentation to investors during the 2003 IPAA Oil & Gas Investment Symposium at the Sheraton New York Hotel and Tower in New York.

(slide 1)
Southwestern Energy Company
Presentation to
IPAA Oil & Gas Investment Symposium
April 2003
NYSE: SWN
[Picture of lock and skeleton key in weathered door. Key has keychain attached with the Company's formula inscribed.]

(slide 2)
Forward-Looking Statements

This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical financial information, may be deemed to be forward-looking statements. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Investors should carefully consider the risk factors and other information set forth in the Company's Form 10-K in connection with an investment in the shares of the Company's Common Stock. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control, and any other factors listed in the reports the Company has filed or may file with the SEC, which are incorporated by reference.

(slide 3)
About Southwestern

Focused on domestic production of natural gas.
-	415.3 Bcfe of reserves; 90% natural gas; 10.4 R/P.
Strategy built on organic growth through the drillbit.
-	Low-risk development balanced with high-potential exploration.
Track record of adding significant reserves at low costs.
-	Since 1999, we've averaged production growth of 7% per year, 197% reserve replacement, F&D cost of $1.07 per Mcfe.
Follow-on equity offering completed in March 2003. Raised $103.3 million to accelerate development drilling at Overton Field and reduce debt.

Strategy built on the Formula:
The Right People doing the Right Things, wisely investing the cash flow from the underlying Assets will create Value+.

(slide 4)
About Southwestern
[Map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following E&P operating areas identified: Arkoma Basin in western Arkansas and eastern Oklahoma; Permian Basin in Southeast New Mexico and West Texas; Gulf Coast in gulf coast regions of Louisiana and Texas; and East Texas in eastern Texas; Company's utility pipeline operations shown in northern Arkansas; Ozark Pipeline shown stretching from eastern Oklahoma into and across northern Arkansas.]
[Legend indicating gas distribution pipelines from Ozark Pipeline.]
[Text boxes shown which describe characteristics of Company's two major business segments.]

E&P Segment
2002 Reserves: 415.3 Bcfe
90% Natural Gas
2002 Production: 40.1 Bcfe (1)
Reserve Life: 10.4 Years
(1)    Includes 2.0 Bcfe of production related to Mid-Continent properties sold during 2002.

Utility Segment
140,000 customers in N. Arkansas
Territory includes 6th fastest growing region in U.S.
Filed rate case in November 2002
[Flags pointing to operating areas that indicate basin characteristics.]

Arkoma
Reserves - 188.7 Bcfe (45%)
Production - 19.8 Bcf (49%)
Permian
Reserves - 57.1 Bcfe (14%)
Production - 6.9 Bcfe (17%) (1)
(1) Includes 2.0 Bcfe of production related to Mid-Continent properties sold during 2002.
Gulf Coast
Reserves - 58.5 Bcfe (14%)
Production - 7.5 Bcfe (19%)
East Texas
Reserves - 111.0 Bcfe (27%)
Production - 5.9 Bcf (15%)

(slide 5)
Proven Track Record
For the Periods Ended December 31,

	1999	2000	2001	2002
Production (Bcfe)	32.9	35.7	39.8	40.1
Reserve Replacement	150%	196%	224%	209%
Reserve Additions (Bcfe)	49.3	70.1	89.3	83.7
F&D Cost ($/Mcfe)	$1.20	$0.99	$1.11	$1.02

Note: Reserve data excludes reserve revisions.

(slide 6)
Capital Investments
[bar chart showing Southwestern Energy Company's capital investment by general business activities.]

2000	$75.7
2001	$92.5 (1)
2002	$92.1
2003 Plan	$158.6

(1)    Net of $13.5 million reimbursement from Overton Field partnership.

[pie chart showing Southwestern Energy Company's capital investment by areas of operation.]

East Texas	54%
Arkoma	18%
Gulf Coast	13%
Permian	4%
Other E&P	6%
Utility	5%

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 7)
Overton Field - An Impact Project
[locator map showing Smith County, Texas; map showing Overton Field area containing 16,500 acres with producing well locations, adjacent to South Overton Farm-in Acreage area of 5,800 acres with producing well locations; legend to map indicating existing wells at year-end 2002; textbox indicating information on this slide constitutes a "forward-looking statement;" textbox indicating Overton development potential as follows:]

	Well Count	Approx. Spacing (Acres)	Reserve Potential (Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53

(slide 8)
Overton Field - An Impact Project
[locator map showing Smith County, Texas; map showing Overton Field area containing 16,500 acres with producing well locations and future development drilling locations, adjacent to South Overton Farm-in Acreage area of 5,800 acres with producing well locations and future development drilling locations; legend to map indicating existing wells at year-end 2002 and development locations for 2003-2004; text box indicating information on this slide constitutes a "forward-looking statement;" text box indicating Overton development potential as follows:]

	Well Count	Approx. Spacing (Acres)	Reserve Potential (Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53
2003 Proposed Development	53	120*	94*
2004 Proposed Development	53	80*	85*
Total	155	80*	290

* In higher potential areas.

(slide 9)
Current Overton Drilling Economics

Revenues	$4.00 per Mcfe
Production costs	$0.30 per Mcfe
Cash netback	$3.70 per Mcfe
F&D costs	$0.85 per Mcfe

Results:

Completed Well Cost	Pretax ROR	Pretax PVI
$1.5 MM (1)	35% (2)	1.9 (2)

(1)    Current completed well cost estimate.
(2)    Assumes $4.00 per Mcf flat pricing and gross EUR of 2.2 Bcfe per well.

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 10)
Overton Field Gross Production
[graph showing Overton Field gross production rate, potential rate with accelerated drilling program, and estimated rate with 18 well per year program.]

Overton Net Production
Bcfe
2000	0.3
2001	2.3
2002	5.9
2003 Forecast (1)	10 - 13
2004 Forecast (1)	18 - 20

(1)    Assumes accelerated development of Overton with equity offering.

Total Wells	Dec-01	Dec-02	Dec-03	Dec-04
18 Well Drilling Program	31	49	67	85
Accelerated Drilling Program (1)	31	49	102	155

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 11)
Overton Field - Improved Drilling Results
Drilling Days versus Depth
[graph showing the depth and drilling days. The average for Overton was 27 days in 2002 and 35 days in 2001. FINA's average drilling time was 55 days.]

Reduced drilling time by greater than 50%.
Increased initial production by 200%.
Gross EUR 2.2 Bcfe per well.

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 12)
Arkoma Basin
[map showing location of Arkoma Basin in Arkansas and Oklahoma, the Arkoma Basin Fairway, the Ranger Anticline Prospect and the Haileyville Prospect.]

Arkoma Basin
        -        3-year average results
        -        Reserve replacement: 97%
        -        LOE Cost (incl. Taxes) ($/Mcf): $0.30
        -        F&D Cost ($/Mcf): $1.08

Ranger Anticline
        -        Success: 14/17 wells
        -        Net EUR: 15.6 Bcf
        -        F&D/Mcf: $.85

Haileyville
        -        Success: 16/24 wells
        -        Net EUR: 9.3 Bcf
        -        F&D/Mcf: $.82

Recent approval to develop field at 80-acre spacing.

(slide 13)
Gulf Coast Exploration
[map showing location of the 3D seismic acquired or purchased in 2002, the existing 3D seismic, the Horeb, Havilah, Malone, North Grosbec, Gloria, Crowne Discoveries, Chenier (2) and Duck Lake seismic area.]

Gulf Coast	3 - Year Avg. Results
Reserve Replacement:	246%
LOE Cost (incl. Taxes) ($/Mcfe):	$0.65
F&D Cost ($/Mcfe)	$1.83

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 14)
Exploration Potential - 195 Net Bcfe

						Gross Res.	Net Res.
		Spud	Working			Potential	Potential
Prospect Name	Operator	Date	Interest	Depth	Objective	(Bcfe)	(Bcfe)
Arkoma Basin
Midway	SWN	Dry	60.0%	11,400	Atoka	-	-

Permian Basin
Birds of Prey	SWN	Producing	100.0%	5,000	Cherry Canyon	14.8	11.8
S. Roepke	SWN	Completing	50.5%	8,100	Devonian	1.0	0.4
Gaucho Deep	Devon	3Q 2003	25.0%	15,000	Devonian	30.0	6.0

Gulf Coast
Jericho	SWN	Dry	35.0%	14,300	Frio	-	-
Shiloh	SWN	Drilling	75.0%	14,000	Cris R	164.0	92.3
Coleburn	SWN	2Q 2003	50.0%	12,700	Tex W	10.0	3.9
Ben Nevis	SWN	3Q 2003	50.0%	12,900	Miocene	45.0	16.9
Duck Lake (3)	SWN	3-4Q 2003	50.0%	16,000	Planulina	95.0	35.6
N. Shiloh	SWN	4Q 2003	75.0%	13,500	Planulina	50.0	28.1
			Total Reserve Potential			409.8	195.0

[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 15)
How Have We Been Doing?
[graph showing the company's results in PVI, F&D Cost and Reserve Replacement from 1997 to 2002.]

	1997	1998	1999	2000	2001	2002
F&D Cost ($/Mcfe)	$2.53	$1.10	$1.20	$.99	$1.11	$1.02
Reserve Replacement	77%	129%	150%	196%	224%	209%
PVI ($/$)	$ .56	$1.17	$1.07	$1.30	$1.40	$1.33

Note: All metrics calculated exclude reserve revisions.
PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price).

(slide 16)
Unit Cost Comparison - SWN is Competitive
[bar chat showing SWN's unit cost versus a peer group.]

	Cimarex (1)	Magnum Hunter	St. Mary	Westport	Chesapeake	XTO	Mean	Median	Southwestern
Interest	$0.01	$0.70	$0.02	$0.20	$0.62	$0.34	$0.32	$0.27	$0.45
G&A	0.18	0.21	0.23	0.17	0.09	0.26	0.19	0.20	0.33
Operating	0.57	1.06	0.89	0.82	0.65	0.87	0.81	0.85	0.60
F&D	4.25	2.21	1.53	1.40	1.21	0.73	1.89	1.47	1.17

Note: Data represents 2000-2002 three-year averages. Income statement data for the years ended December 31 unless otherwise indicated.
(1)    Cimarex Energy income statement data for the years 2000 and 2001 are for the year ended September 30.

(slide 17)
Outlook for 2003Production Targets:
        -        42 - 44 Bcfe in 2003 (estimated growth of 5% to 10%).
        -        50 - 55 Bcfe in 2004 (estimated growth of 20% to 25%).

	2002 Actual	2003 Guidance NYMEX Price Assumptions
	$3.22 Gas (1)	$4.25 Gas	$5.00 Gas
	$25.27 Oil (1)	$24.50 Oil	$28.00 Oil
Earnings	$14 MM	$33 - 36 MM	$45 - 48 MM
EPS	$.55	$.95- $1.05	$1.30 - $1.40
Operating Income	$47 MM	$76 - 79 MM	$95 - 98 MM
Cash Flow	$80 MM	$117 - 120 MM	$136 - 139 MM
EBITDA	$100 MM	$134 - 137 MM	$152 - 155 MM

Note: Per share estimates for 2003 assume 34.2 million weighted average diluted shares outstanding (includes 9.5 million shares issued in follow-on offering). Cash flow is before changes in working capital
(1)     The average realized prices for our gas and oil production, after the effect of commodity hedge losses and basis differentials, were $3.00 per Mcf and $21.02 per Bbl, respectively, in 2002.

[textbox indicating information on this slide constitutes a "forward-looking statement".]

In accordance with Regulation G, a reconciliation of Cash Flow, as presented, to Cash Flow from Operating Activities from the Company's Form 10-K for the year ended December 31, 2002 is hereby furnished:

Cash flow from operating activities	$78 MM
Add: Changes in assets and liabilities	2 MM
Cash flow (as presented)	$80 MM

EBITDA is defined as net income plus interest, income tax expense, depreciation, depletion and amortization. Southwestern has included information concerning EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. EBITDA as defined above may not be comparable to similarly titled measures of other companies. Net income is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most directly comparable to EBITDA as defined.

	2002	2003 Guidance NYMEX
	Actual	Commodity Price Assumptions
	$3.22 Gas	$4.25 Gas	$5.00 Gas
	$25.27 Oil	$24.50 Oil	$28.00 Oil
	($ in millions)
Net Income	$14	$33-$36	$45-$48
Deferred Income Taxes	9	19-21	26-28
Interest Expense	21	23-22	22-21
Depreciation, Depletion and Amortization	56	59-58	59-58
EBITDA	$100	$134-$137	$152-$155

(slide 18)
Gas Hedges in Place Through 2004
[chart showing gas hedges in place by quarter for the years 2003 and 2004.]

	Type	Hedged Volumes	Average Price per Mcf (or Floor / Ceiling)	Percent of Total Production Hedged
2003	Swaps	13.3Bcf	$3.47	30 - 35%
	Collars	17.1Bcf	$3.26 / $5.05	40 - 45%

2004	Swaps	7.2 Bcf	$4.00	10 - 15%
	Collars	18.0Bcf	$3.78 / $5.77	35 - 40%

Note: Southwestern has approximately 340,000 barrels of oil hedged at a fixed WTI price of $26.58 per barrel in 2003.
[textbox indicating information on this slide constitutes a "forward-looking statement".]

(slide 19)
The Road to V+
Invest in the Highest PVI Projects.
        -        Accelerate Overton Development with Proceeds from Equity Offering (PVI = 1.9 @ $4.00 Gas Price).
Maximize Cash Flow.
Stay the Course with Our Balanced Strategy.
Deliver the Numbers.
        -        Production and Reserve Growth.
        -        Add value for Every Dollar Invested.
Continue to Tell Our Story.